SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 22, 2000



                             SPRINT CORPORATION
         (Exact name of Registrant as specified in its charter)

                 Kansas               1-04721               48-0457967
               (State of            (Commission          (I.R.S. Employer
             Incorporation)         File Number)         Identification No.)


      2330 Shawnee Mission Parkway, Westwood, Kansas         66205
         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (913) 624-3000



 (Former name or former address, if changed since last report)


                  P. O. Box 11315, Kansas City, Missouri 64112

                (Mailing address of principal executive offices)

Item 2.  Acquisition or Disposition of Assets

On February 22, 2000, Sprint Corporation (Sprint) completed the sale of its interest in the Global One joint venture for a price of $1.127 billion. Global One also repaid all loans made to it by Sprint in the aggregate principal amount of $276 million. The amount of the consideration was derived through arms' length negotiations.

The disposition was completed through the transfer of Sprint's equity interests in the various Global One entities to Atlas Telecommunications, S.A., a joint venture of Deutsche Telekom and France Telecom. Deutsche Telekom and France Telecom continue to hold a combined approximate 20% voting interest in Sprint and continue to have representatives on Sprint's board of directors.

Item 7.  Financial Statements and Exhibits.

         (b)    Pro Forma Financial Information
                            Sprint Corporation Unaudited Pro Forma Consolidated Financial Statements.
         (c)    Exhibits
                  2A Master Transfer Agreement dated January 21, 2000, between and among France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH, Atlas Telecommunications, S.A., Sprint Corporation, Sprint Global Venture, Inc. and the JV Entities set forth on Schedule II thereto (filed as Exhibit 2 to Sprint Corporation Current Report on Form 8-K dated January 26, 2000 and incorporated herein by reference).

                  2B Amendment No. 1 to Master Transfer Agreement, dated February 22, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  SPRINT CORPORATION


Date: March 6, 2000                               By: /s/ Michael T. Hyde
                                                  Michael T. Hyde
                                                  Assistant Secretary

The following unaudited financial statements set forth the pro forma consolidated balance sheet of Sprint Corporation as if the sale of the interest in Global One had been consummated on September 30, 1999. The pro forma statements of operations for the year ended December 31, 1998 and for the nine-month period ended September 30, 1999 are presented as if the sale had been consummated at January 1, 1998. These statements of operations do not include any impact of the gain on the sale.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations which would have been reported had the sale taken place during those periods or which may be reported in the future. The statements should be read in conjunction with the respective historical statements and notes thereto of Sprint Corporation. In future public filings, historical statements will be restated to reflect Sprint's interest in Global One as a discontinued operation in accordance with Accounting Principles Board Opinion No. 30.



PRO FORMA CONSOLIDATED BALANCE SHEETS (Unaudited)                                                                 Sprint Corporation

(millions)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Pro Forma
                                                                               September 30,       Pro Forma           September 30,
                                                                                  1999            Adjustments              1999
------------------------------------------------------------------------------------------------------------------------------------

Assets
Current assets
Cash and equivalents                                                            $    426         $   1,072 (A)           $   1,498

Accounts receivable, net of allowance for doubtful accounts of $251                3,298                                     3,298

Inventories                                                                          694                                       694

Prepaid expenses                                                                     340                                       340

Income tax receivable                                                                338                                       338

Investments in equity securities                                                     339                                       339

Other                                                                                154                                       154

------------------------------------------------------------------------------------------------------------------------------------
Total current assets                                                               5,589             1,072                   6,661

Investments in equity securities                                                      46                                        46

Property, plant and equipment
FON Group                                                                         27,121                                    27,121

PCS Group                                                                          8,572                                     8,572

------------------------------------------------------------------------------------------------------------------------------------
Total property, plant and equipment                                               35,693                 -                  35,693

Accumulated depreciation                                                         (14,917)                                  (14,917)
------------------------------------------------------------------------------------------------------------------------------------
Net property, plant and equipment                                                 20,776                 -                  20,776

Investments in and advances to affiliates                                            747             (282) (B)                 465

Intangible assets
Goodwill                                                                           5,654                                     5,654

PCS licenses                                                                       3,062                                     3,062

Other                                                                              1,493                                     1,493

------------------------------------------------------------------------------------------------------------------------------------
Total intangible assets                                                           10,209                 -                  10,209

Accumulated amortization                                                            (616)                                     (616)

-----------------------------------------------------------------------------------------------------------------------------------
Net intangible assets                                                              9,593                 -                   9,593

Other assets                                                                       1,233                                     1,233

------------------------------------------------------------------------------------------------------------------------------------

Total                                                                          $  37,984          $    790               $  38,774
                                                                          ----------------------------------------------------------
                                                                          ----------------------------------------------------------


(A) Represents the net after-tax cash proceeds on the sale of the interest in Global One and repayment of advances to Global One.

(B) Represents the elimination of the interest in and advances to Global One.


PRO FORMA CONSOLIDATED BALANCE SHEETS (continued) (Unaudited)                                                     Sprint Corporation

(millions, except per share data)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Pro Forma
                                                                               September 30,       Pro Forma           September 30,
                                                                                  1999            Adjustments              1999
------------------------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
Current liabilities
Current maturities of long-term debt                                             $   1,005                               $   1,005

Accounts payable                                                                     1,511                                   1,511

Construction obligations                                                               936                                     936

Accrued interconnection costs                                                          723                                     723

Accrued taxes                                                                          225                                     225

Advance billings                                                                       304                                     304

Other                                                                                1,614                                   1,614

------------------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                            6,318                 -                 6,318

-----------------------------------------------------------------------------------------------------------------------------------

Long-term debt and capital lease obligations                                        14,376                                  14,376


Deferred credits and other liabilities
Deferred income taxes and investment tax credits                                     1,905           $     9 (C)             1,914

Postretirement and other benefit obligations                                         1,056                                   1,056

Other                                                                                  563                                     563

------------------------------------------------------------------------------------------------------------------------------------
Total deferred credits and other liabilities                                         3,524                 9                 3,533


Shareholders' equity
Common stock
Class A, par value $2.50 per share, 200.0 shares authorized, 86.2 shares issued and outstanding (each share represents the right to one FON share
and 1/2 PCS share)                                                                     216                                     216

FON, par value $2.00 per share, 4,200.0 shares authorized, 787.5 shares
issued and 785.2 shares outstanding                                                  1,575                                   1,575

PCS, par value $1.00 per share, 2,350.0 shares authorized, 905.1 shares
issued and 905.1 shares outstanding                                                    905                                     905

PCS preferred stock, no par, 0.3 shares authorized, 0.2 shares issued
and outstanding                                                                        247                                     247

Capital in excess of par or stated value                                             8,407                                   8,407

Retained earnings                                                                    2,549               781 (D)             3,330

Treasury stock, at cost, FON - 2.3 shares, PCS - 0.0 shares                           (181)                                   (181)

Accumulated other comprehensive income                                                  47                                      47

Other                                                                                    1                                       1

------------------------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                                          13,766               781                14,547

------------------------------------------------------------------------------------------------------------------------------------

Total                                                                            $  37,984          $    790             $  38,774
                                                                           ---------------------------------------------------------
                                                                           ---------------------------------------------------------


(C)  Represents the deferred tax impact on the sale of the interest in Global One.

(D)  Represents the net after-tax gain on the sale of the interest in Global One.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)                                                       Sprint Corporation

(millions, except per share data)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Pro Forma                              Pro Forma
                                                   Year-to-Date                  Year-to-Date   Year Ended              Year Ended
                                                   September 30,    Pro Forma    September 30, December 31,  Pro Forma  December 31,
                                                       1999        Adjustments      1999           1998     Adjustments    1998
------------------------------------------------------------------------------------------------------------------------------------


Net Operating Revenues                             $  14,756                     $   14,756    $  17,134                  $  17,134

Operating Expenses
Costs of services and products                         7,326                          7,326        8,787                      8,787

Selling, general and administrative                    4,881                          4,881        5,273                      5,273

Depreciation and amortization                          2,675                          2,675        2,705                      2,705

Acquired in-process research and development costs         -                              -          179                        179

------------------------------------------------------------------------------------------------------------------------------------

Total operating expenses                              14,882                         14,882       16,944                     16,944

------------------------------------------------------------------------------------------------------------------------------------

Operating Income (Loss)                                 (126)                          (126)         190                        190


Interest expense                                        (613)                          (613)        (728)                      (728)

Equity in loss of Global One                            (195)          $195 (E)           -         (186)       $186 (E)          -

Other partners' loss in Sprint PCS                         -                              -        1,251                      1,251

Minority interest                                         20                             20          145                        145

Other income, net                                         52             (3)(F)          49          170           (4)(F)       166

------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) before income taxes and
extraordinary items                                     (862)           192            (670)         842          182         1,024


Income taxes                                             238            (46)            192         (392)         (58)         (450)

------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) before Extraordinary Items                (624)           146            (478)         450          124           574

Extraordinary items, net                                 (21)                           (21)         (36)                       (36)

------------------------------------------------------------------------------------------------------------------------------------

Net Income (Loss)                                   $   (645)      $    146       $    (499)         414          124           538
                                                    ----------------------------------------
                                                    ----------------------------------------
Preferred stock dividends paid                                                                        (2)                        (2)

                                                                                            ----------------------------------------

Earnings applicable to common stock                                                             $    412     $    124       $   536
                                                                                            ----------------------------------------
                                                                                            ----------------------------------------

(E)  Represents the elimination of the equity in loss of Global One.

(F)  Represents the elimination of interest income on a loan to Global One.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (continued) (Unaudited)                                           Sprint Corporation

(millions, except per share data)
------------------------------------------------------------------------------------------------------------------------------------

                                                                           Pro Forma                                     Pro Forma
                                           Year-to-Date                  Year-to-Date      Year Ended                   Year Ended
                                           September 30,     Pro Forma    September 30,   December 31,   Pro Forma      December 31,
                                              1999          Adjustments      1999            1998       Adjustments        1998
                                         -------------------------------------------------------------------------------------------
FON COMMON STOCK
Earnings Applicable to Common Stock       $   1,156       $    146     $   1,302      $    118        $     30              $   148
                                         -------------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------------

Diluted Earnings per Common Share         $    1.31                    $    1.47      $   0.14                             $   0.17
                                          ----------                   ----------     ---------                            ---------
                                          ----------                   ----------     ---------                            ---------

Diluted weighted average common shares        884.3                        884.3         869.0                                869.0
                                          ----------                   ----------     ---------                            ---------
                                          ----------                   ----------     ---------                            ---------

Basic Earnings per Common Share            $   1.33                    $    1.50      $   0.14                             $   0.17
                                          ----------                   ----------     ---------                            ---------
                                          ----------                   ----------     ---------                            ---------

Basic weighted average common shares          866.4                        866.4         855.2                                855.2
                                          ----------                   ----------     ---------                            ---------
                                          ----------                   ----------     ---------                            ---------

PCS COMMON STOCK
Loss Applicable to Common Stock           $  (1,807)       $     -    $   (1,807)     $   (559)       $      -            $    (559)
                                          ---------------------------------------     ----------------------------------------------
                                          ---------------------------------------     ----------------------------------------------

Basic and Diluted Loss per Common Share
     Loss before extraordinary items      $   (1.96)                   $   (1.96)     $  (0.63)                           $   (0.63)

     Extraordinary items, net                 (0.03)                       (0.03)        (0.04)                               (0.04)
                                          -----------                  ----------     ---------                           ----------

Total                                     $   (1.99)                   $   (1.99)     $  (0.67)                           $   (0.67)
                                          -----------                  ----------     ---------                           ----------
                                          -----------                  ----------     ---------                           ----------

Basic and diluted weighted average
     common shares                            910.3                        910.3         831.6                                831.6
                                          -----------                  ----------     ---------                           ----------
                                          -----------                  ----------     ---------                           ----------
SPRINT COMMON STOCK
Earnings Applicable to Common Stock                                                   $    853        $     94            $     947
                                                                                      ----------------------------------------------
                                                                                      ----------------------------------------------

Diluted Earnings per Common Share
     Income before extraordinary items                                                $   1.96                            $    2.17

     Extraordinary items, net                                                            (0.01)                               (0.01)
                                                                                      ---------                           ----------
Total                                                                                 $   1.95                            $    2.16
                                                                                      ---------                           ----------
                                                                                      ---------                           ----------
Diluted weighted average common shares
                                                                                         438.6                                438.6
                                                                                      ---------                           ----------
                                                                                      ---------                           ----------
Basic Earnings per Common Share
     Income before extraordinary items                                                $   1.99                             $   2.21

     Extraordinary items, net                                                            (0.01)                               (0.01)
                                                                                      ---------                            ---------
Total                                                                                 $   1.98                             $   2.20
                                                                                      ---------                            ---------
                                                                                      ---------                            ---------

Basic weighted average common shares                                                     430.8                                430.8
                                                                                      ---------                           ----------
                                                                                      ---------                           ----------


Note:  In December 1999, the Sprint Board of Directors authorized a two-for-one stock split of the Sprint PCS common stock in the form of a stock dividend, which was distributed on February 4, 2000 to PCS stockholders.  In the second quarter of 1999, Sprint effected a two-for-one stock split of its Sprint FON common stock in the form of a stock dividend.  As a result, basic and diluted earnings per common share and weighted-average common shares for Sprint FON common stock and Sprint PCS common stock have been restated for periods prior to these stock splits.


                                                                   EXHIBIT INDEX



Exhibit
Number   Description
Page

2A Master Transfer Agreement dated January 21, 2000, between and among France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH, Atlas Telecommunications, S.A., Sprint Corporation, Sprint Global Venture, Inc. and the JV Entities set forth on Schedule II thereto (filed as Exhibit 2 to Sprint Corporation Current Report on Form 8-K dated January 26, 2000 and incorporated herein by reference).



2B                Amendment No. 1 to Master Transfer Agreement, dated
                  February 22, 2000.